Other Assets - Schedule of Other Assets (Details) - USD ($)		Jun. 30, 2020	Dec. 31, 2019
Other Assets [Abstract]
Consumables and spare parts	[1]	$ 244,496	$ 248,367
Prepaid taxes		78,725	75,534
Prepaid expenses and advances		395,812	94,683
Other assets -current		719,033	418,584
Durable spare parts	[1]	248,783	249,588
Deposit and others		256,015	262,517
Other assets -non current		$ 504,798	$ 512,105

[1]	The balances include durable spare parts, consumable chemicals and replacement parts. Where there is evidence that the utility of these assets, in their disposal in the ordinary course of business, will be less than cost due to physical deterioration, obsolescence, changes in price levels, or other causes, these assets are written down to their net realizable value. For the six months ended June 30, 2020 and 2019, there were no other assets write-downs.